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Exhibit 23.1


CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report incorporated by reference in this Form 10-K into the Company's previously filed Registration Statement File No. 333-26297.



                                                    /s/ ARTHUR ANDERSEN LLP

Minneapolis, Minnesota
April 2, 1999